Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston

In 2018 Dollars, Since Inception*

34	$588.7M	$21.0M	$1.5B	4,062
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved
12.2M	13,900	$1.1B	$80.7M	$2.6B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

COTE VILLAGE

The HIT provided $20.1 million in financing for the $49.0 million new construction of the 76-unit, all affordable, Cote Village apartments, creating an estimated 415,960 hours of union construction work.

PROJECT PROFILE:

OLD COLONY PHASE THREE A

The HIT provided $48.1 million in financing for the $64.0 million new construction of the 135-unit, all affordable, Old Colony Phase Three A project, creating an estimated 511,510 hours of union constuction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	DECEMBER 2019

Horizons Watermark (Building America)	Maverick Landing	95 Saint Alphonsus Street

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in our ourselves while addressing a critical community need.”

—Brian Doherty, Secretary-Treasurer

     Building and Construction Trades Council of Metropolitan Boston

RECENT BOSTON INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Franklin Square Apartments	Boston	$47,330,000	$75,462,270	158,980
Old Colony Phase 2A	Boston	$12,435,000	$22,211,272	211,980
Old Colony Phase 2B	Boston	$21,050,000	$39,236,796	377,070
Dudley Municipal Center	Boston	$7,500,000	$115,853,503	122,940
Georgetowne Homes One	Boston	$45,456,000	$123,637,753	505,480
Georgetowne Homes Two	Boston	$70,392,000	$201,565,948	805,100
Horizons Watermark	Boston	$8,000,000	$62,076,217	455,850
95 Saint Alphonsus Street Apartments	Boston	$51,940,400	$66,685,759	478,300
Old Colony Phase Three A	Boston	$48,060,000	$64,040,972	511,510
Cote Village	Mattapan	$20,116,000	$49,049,428	415,960

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com